Exhibit 99.1

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc. (NPBC)

Strong, Clean, Efficient

KBW 2012 Boston Bank Conference
4Q / Year-Ended 12.31.11

Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,”
“pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National
Penn’s regulators, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on
Form 10-K for the fiscal years ended December 31, 2010 and 2011, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by
National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
 This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the
United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP.
Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 ● Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.
 ● Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.
 ● Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.
 ● Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.
Non-GAAP Financial Measures

National Penn Snapshot
● Founded 1874, headquartered in eastern PA
● NASDAQ ticker: NPBC
● Total assets: $8.5 billion
● Branch offices: 122
● FTE employees: ~1,700
● Market cap*: $1.3 billion
● Average daily trading volume (52 week)*:
 ~820,000 shares
● One month average share price*: $8.89
● TBV multiple*: 148%
Website: www.nationalpennbancshares.com
*Source: SNL as of 2.21.12

KEEFE, BRUYETTE & WOODS

Specialists in Financial Services

North America Equity Research

January 27, 2012

What a Difference a Year Makes, NatPenn Transitions from Defensive to Offensive

NATIONAL PENN

“For National Penn, 2011 was a year of solid
financial performance and accomplishments
despite a still recovering economy.

We executed our strategic initiatives, and as
a result we remain strong, clean, and efficient
and positioned for growth in 2012!”

    - Scott V. Fainor, President and CEO

2011 Strategic Accomplishments
 ✓Restored core earnings power
 ✓Restored strong asset quality
 ✓Enhanced strong capital levels
 ✓Enhanced strong risk management culture
 ✓Increased common stock cash dividend three
   consecutive quarters

Luzerne
Monroe
Centre
Carbon
Northampton
Schuylkill
Lehigh
Berks
Bucks
New Jersey
Montgomery
Lancaster
Chester
Philadelphia
Delaware
Cecil
Maryland

NATIONAL PENN

Concentrated Presence in
Demographically Attractive Markets
5.99%
0.37%
5.08%
13.20%
0.55%
1.84%
8.88%
6.81%
8.90%
22.05%
1.82%
1.36%
1.20%
5.44%
16.52%
NPBC Market Median HH Income* ($000)	$63.5
Pennsylvania Median HH Income* ($000)	$52.7
Nationwide Median HH Income* ($000)	$54.4
NPBC Market Projected Income Growth*	14.2%
Pennsylvania Projected Income Growth*	13.3%
Nationwide Projected Income Growth*	12.4%
Sources: SNL / FDIC. Percent of franchise data as of June 30, 2011.
*Demographic data is the most recent published as of June 30, 2010.

Rank	Parent Company	Deposits in Market ($000)	Market Share (%)
1	Wells Fargo & Co.	$33,253,402	21.61
2	Royal Bank of Scotland Group Plc	16,597,095	10.79
3	PNC Financial Services Group Inc.	16,160,411	10.50
4	Toronto-Dominion Bank	10,981,424	7.14
5	Banco Santander SA	9,233,872	6.00
6	Bank of America Corp.	8,214,864	5.34
7	**National Penn Bancshares Inc.**	**5,990,815**	**3.89**
8	Susquehanna Bancshares Inc.	5,546,490	3.60
9	Fulton Financial Corp.	4,691,397	3.05
10	M&T Bank Corp.	3,430,543	2.23
11	First Niagara Financial Group Inc.	3,152,828	2.05
12	Beneficial Mutual Bancorp Inc. (MHC)	2,236,533	1.45
13	Firstrust Savings Bank	1,875,481	1.22
14	Univest Corp. of Pennsylvania	1,630,662	1.06
15	Citigroup Inc.	1,368,379	0.89

NATIONAL PENN

Source: SNL Financial / FDIC - pro-forma data as of June 30, 2011.
Market Disruption Opportunity
Deposit Market Share Analysis—Total NPBC PA Market Area
(by County)

WESTERN
NORTHERN
New
Jersey
CENTRAL
EASTERN
LANCASTER
SOUTHERN
Maryland

NATIONAL PENN

Regionally Positioned for Growth
 Network of 122 Branch Offices
L. Cyr
●Commercial: 23
●Retail: 30
T. Jordan
●Commercial: 13
●Retail: 3
S. Gamble
●Commercial: 26
●Retail: 32
B. Rush
●Commercial: 11
●Retail: 11
P. Gray
●Commercial: 24
●Retail: 52
D. Richards
●Commercial: 6
●Retail: 7
Regional management hired or promoted within the last 15 months.

$0.18
$0.15
$0.12
$0.09
$0.06
$0.03
$0.00
$0.11
$0.10
$0.15
$0.16
$0.16
$0.14
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Reported EPS
Adjusted EPS*

$0.75
$0.60
$0.45
$0.30
$0.15
$0.00
$0.30
$0.10
$0.59
$0.56
FY 2010
FY 2011
Reported EPS
Adjusted EPS*

NATIONAL PENN

Positive Adjusted Earnings Per Share* Trend
*Refer to Appendix for reconciliation of Non-GAAP measure.

Quarterly Trend
Full Year

($million except per share data)	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Net income available to common shareholders	$ 20.7	$ 24.8	$ 23.2	$ 15.6
FV mark on trust preferred securities	1.0			
Corporate reorganization expense	1.4			
Accelerated accretion from redemption of TARP				1.5
Adjusted net income*	$ 23.2	$ 24.8	$ 23.2	$ 17.1
Diluted earnings per common share	$ 0.14	$ 0.16	$ 0.15	$ 0.10
After-tax adjustments:				
FV mark on trust preferred securities	0.01			
Corporate reorganization expense	0.01			
Accelerated accretion from redemption of TARP				0.01
Adjusted diluted earnings per share*	$ 0.16	$ 0.16	$ 0.15	$ 0.11

NATIONAL PENN

Consistent Quarterly Earnings
*A non-GAAP measure.

($million except per share data)	2011	2010
Net income available to common shareholders	$ 84.4	$ 13.3
After-tax adjustments:		
FV mark on trust preferred securities	1.6	6.7
Corporate reorganization expense	1.4	
Accelerated accretion from redemption of TARP	1.5	
Pension curtailment gain		(2.6)
Other, net**		21.8
Adjusted net income*	$ 88.9	$ 39.2
Diluted earnings per common share	$ 0.56	$ 0.10
After-tax adjustments:		
FV mark on trust preferred securities	0.01	0.05
Corporate reorganization expense	0.01	
Accelerated accretion from redemption of TARP	0.01	
Pension curtailment gain		(0.02)
Other, net**		0.17
Adjusted diluted earnings per share*	$ 0.59	$ 0.30

NATIONAL PENN

Improved Full Year Earnings
*A non-GAAP measure.
**Includes adjustments related to BOLI and Christiana Bank & Trust Company divestiture.

1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.23%
1.02%
2010
2011

1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.51%
1.05%
2010
2011

NATIONAL PENN

Improved Return on Assets
Adjusted ROA*
Reported ROA
*Refer to Appendix for reconciliation of Non-GAAP measure.

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$479M
$438M
$403M
$375M
$370M
$4.835B
$4.801B
$4.767B
$4.769B
$4.805B
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
All Other
Classified Loans

NATIONAL PENN

Loan Trends

($million)
Excludes loans held for sale.

2.0%
1.5%
1.0%
0.5%
0.0%
1.44%
1.31%
0.61%
0.53%
0.50%
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Net Charge-Offs/Average Total Loans (annualized)

NATIONAL PENN

Sustained Asset Quality Improvement
Net Charge-Offs/Average Loans

$540
$490
$440
$390
$340
$290
$240
$60
$45
$30
$15
$0
$479
$438
$403
$375
$370
$18
$10
$3
$0
$2
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Classified Loans
Provision for loan and lease losses

NATIONAL PENN

Sustained Asset Quality Improvement
Classified Loans & Provision Trends

($million)
($million)

($millions)	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	YTD 2011	YTD 2010
ALLL Balance - Beginning of Period	$131.1	$137.9	$143.0	$150.1	$153.5	$150.1	$146.3
Net Loan Charge-Offs	(6.4)	(6.8)	(8.1)	(17.1)	(20.0)	(38.4)	(90.3)
Christiana Divestiture					(0.9)		(0.9)
Provision for Loan Losses	2.0		3.0	10.0	17.5	15.0	95.0
ALLL Balance - End of Period	$126.6	$131.1	$137.9	$143.0	$150.1	$126.6	$150.1

NATIONAL PENN

Asset Quality Overview

Strong Asset Quality

Non-Performing Loans as a % of Loans

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
0.81%
1.29%
1.55%
1.68%
2.16%
2.19%
2.36%
2.48%
2.77%
2.81%
3.16%
3.56%
4.03%
Peer 1
NPBC
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NATIONAL PENN

-----MRQ Peer Average = 2.46%
NPL’s include non-accrual loans plus renegotiated loans.
Peer data per SNL Financial and company earnings reports as of most recent quarter (MRQ)
available (striped columns represent data as of 9/30/11; all other columns are as of
12/31/11).
Refer to the Appendix within this presentation for 2009 proxy peer listing.

225.0%
150.0%
75.0%
0.0%
183.57%
94.76%
89.84%
88.91%
82.02%
80.50%
75.79%
75.68%
61.20%
59.40%
58.22%
52.63%
49.83%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Strong Reserve Coverage
ALLL as a % of Non-Performing Loans
-----MRQ Peer Average = 72.40%
NPL’s include non-accrual loans plus renegotiated loans.
Peer data per SNL Financial and company earnings reports as of most recent quarter
(MRQ) available (striped columns represent data as of 9/30/11; all other columns are as of
12/31/11).
Refer to the Appendix within this presentation for 2009 proxy peer listing.

Capital Position Continual Enhancement

20%
15%
10%
5%
0%
14.9%
15.3%
17.4%
16.9%
17.7%
18.1%
18.4%
14.7%
14.4%
14.0%
13.2%
11.1%
9.3%
9.0%
12.0%
11.6%
11.2%
10.7%
10.6%
9.7%
9.4%
7.0%
7.2%
8.3%
9.9%
10.3%
10.7%
11.0%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Tang. Comm. Equity / Tang. Assets
Tier I Common Ratio
Total Risk Based Capital Ratio
Leverage Ratio

NATIONAL PENN

Strong Capital Position
Tangible Common Equity / Tangible Assets

12.00%
9.00%
6.00%
3.00%
0.00%
11.0%
9.7%
9.2%
9.0%
8.8%
8.6%
8.3%
8.2%
7.9%
7.7%
7.5%
7.0%
6.7%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NATIONAL PENN

-----MRQ Peer Average = 8.2%
Peer data per SNL Financial as of most recent quarter (MRQ) available (striped columns represent data as of 9/30/11; all other columns are as of 12/31/11).
Refer to the Appendix within this presentation for 2009 proxy peer listing.

Strong Capital Position
Tier 1 Common Capital Ratio

16.0%
12.0%
8.0%
4.0%
0.0%
14.7%
13.9%
13.2%
11.9%
11.9%
11.1%
11.0%
10.8%
10.3%
10.2%
9.5%
9.2%
8.9%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NATIONAL PENN

-----MRQ Peer Average = 11.0%
Peer data per SNL Financial as of most recent quarter (MRQ) available (striped columns represent data as of 9/30/11; all other columns are as of 12/31/11).
Refer to the Appendix within this presentation for 2009 proxy peer listing.

Capital Management
TCE/TA=11.04%
Dividends
Increased Last 3 Quarters
M & A
Share Repurchase
Organic Growth

NATIONAL PENN

Enhance Shareholder Value Through
Capital Management Opportunities

Strategic Acquisition Considerations
 • Relevant size
 • Relative risk
 • Operating leverage
 • Franchise value

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
75%
70%
65%
60%
$1.965B
$1.858B
$1.850B
$1.745B
73.2%
70.9%
$1.577B
68.7%
68.9%
67.6%
$4.094B
$4.075B
$4.094B
$4.248B
$4.298B
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Transaction Deposits
Time Deposits
Transaction Deposits/Total Deposits

NATIONAL PENN

Deposit Trends

($million)

$80
$70
$60
$50
$40
$30
3.90%
3.60%
3.30%
3.00%
$67.6
$66.0
$65.0
$64.4
$64.5
3.43%
3.58%
3.53%
3.46%
3.49%
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Net Interest Income
Net Interest Margin (FTE)

$300
$200
$100
$-
3.90%
3.60%
3.30%
3.00%
$271.2
$259.9
3.45%
3.52%
2010
2011
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Net Interest Margin
($million)
($million)

Net Interest Margin Drivers
 •Economic conditions
 ▪Loan growth
 •Extended low interest rate environment
 ▪Deposit re-pricing
 ▪Prepayment speeds
 ▪Redeployment rates

Insurance
14%
Deposits
39%
Banking -
Other
17%
Wealth 25%
Mortgages
5%

NATIONAL PENN

2011 Core Non-Interest Income* Mix
*Refer to “Non-Interest Income” slide for reconciliation of Non-GAAP measure.

($Millions)	Q4 2011	Q3 2011	Q2 2011	Q1 2011	YTD 2011	YTD 2010
Banking - deposits	$9.2	$9.5	$9.3	$9.0	$37.0	$39.5
Banking - mortgages	1.5	1.3	1.0	1.1	4.9	7.4
Banking - other	3.6	4.2	3.2	5.0	15.9	15.1
Wealth	5.6	6.2	5.9	5.9	23.6	28.2
Christiana Bank & Trust Company						5.8
Insurance	3.1	3.4	3.5	3.2	13.3	14.3
Subtotal - core non-interest income	23.0	24.6	22.8	24.2	94.7	104.5
Net loss on NP Trust Preferred securities	(1.5)	(0.5)	(0.4)	(0.1)	(2.5)	(10.4)
Gain on pension plan curtailment						4.1
Loss on debt extinguishment	(1.6)	(1.0)			(2.6)	
Loss on sale of building		(1.0)			(1.0)	
Net gain on sale of investments	1.7	1.0			2.7	
Total non-interest income	$21.5	$23.1	$22.4	$24.2	$91.2	$98.2

NATIONAL PENN

Non-Interest Income

$65
$60
$55
$50
$45
$40
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
59.61%
58.25%
58.54%
59.73%
$56.8
$54.1
$55.1
$55.2
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Core Non-Interest Expense
Core Efficiency Ratio*

NATIONAL PENN

Expense Management Maintained
($million)
*Refer to Appendix for reconciliation of Non-GAAP measure.

Delivering on Strategic Objectives
 ✓Completed Warburg Pincus Investment
 ▪ $150 million investment completed January 7, 2011
 ▪ At market price with no equity enhancements
 ✓Repaid TARP in-full
 ✓Redeemed TARP warrants
 ✓Enhanced strength of the balance sheet
 ▪ De-risked balance sheet
 ▪ Enhanced capital
 ✓Adjusted EPS nearly doubles 2010-2011
 ✓Increased common stock cash dividend three consecutive quarters

• Generate quality loan growth - win market share
• Manage net interest margin during low interest rate
 environment
• Continue to focus on efficiencies
• Maintain strong asset quality
• Prudently manage capital
Enhancing Shareholder Value

Forbes 2012
BEST BANKS
IN AMERICA

✓ Sense of urgency, while maintaining a…

NATIONAL PENN

Investment Considerations
✓ Transparency
✓ Level of accountability
✓ Patient and disciplined approach
✓ “Option rich” position for the future

APPENDIX

($millions)	Q4 2011	Q3 2011	Q2 2011	Q1 2011	YTD 2011	YTD 2010
Salaries, wages and employee benefits	$ 29.6	$ 30.8	$ 30.4	$ 31.4	$ 122.3	$ 119.0
Net premises and equipment	7.7	7.2	6.8	7.3	28.9	29.5
FDIC insurance	1.4	2.2	2.7	3.5	9.8	15.2
Other operating expenses	16.5	14.8	14.2	14.7	60.2	62.1
Comparative core non-interest expense	55.2	55.1	54.1	56.8	221.2	225.7
Christiana Bank & Trust Company						7.7
Core non-interest expense	55.2	55.1	54.1	56.8	221.2	233.4
Corporate reorganization expense	2.2				2.2	
Goodwill Impairment						8.3
Total non-interest expense	$ 57.4	$ 55.1	$ 54.1	$ 56.8	$ 223.4	$ 241.7

NATIONAL PENN

Non-Interest Expense

Dec-11		Sep-11		Jun-11		Mar-11
Net income (loss) availiable to common shareholders	$	0.14	$	0.16	$	0.15	$	0.10
After tax unrealized fair value market value loss (gain) on subordinated debentures		0.01		-		-		-
Corporate reorganization expense		0.01		-		-		-
Accelerated accretion from redemption of preferred stock		-		-		-		0.01
Adjusted net income available to common shareholders	$	0.16	$	0.16	$	0.15	$	0.11

		YTD 2011		YTD 2010
Net income (loss) availiable to common shareholders	$	0.56	$	0.10
After tax gain on pension plan curtailment		-		(0.02)
After tax unrealized fair value market value loss (gain) on subordinated debentures		0.01		0.05
Corporate reorganization expense		0.01		-
Accelerated accretion from redemption of preferred stock		0.01		-
Tax expense from sale of Christiana		-		0.05
BOLI tax expense		-		0.06
Goodwill impairment		-		0.06
Adjusted net income available to common shareholders	$	0.59	$	0.30

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Adjusted Return on Assets (ROA)		YTD 2011		YTD 2010
Reported Net Income	$	87.5	$	21.3
After tax unrealized FMV loss on subordinated debentures		1.6		6.7
Corporate reorganization expense		1.4		-
After tax gain on pension plan curtailment		-		(2.6)
Tax expense from sale of Christiana		-		5.5
BOLI tax expense		-		8.1
Goodwill impairment		-		8.3
Adjusted Net Income	$	90.6	$	47.3
Divided by: Average Assets	$	8,603	$	9,221
Adjusted ROA		1.05%		0.51%

($millions)

Core efficiency ratio		Q4 2011		Q3 2011		Q2 2011		Q1 2011		YTD 2011		YTD 2010
Net interest income (FTE)	$	69.4	$	69.4	$	70.1	$	71.1	$	280.0	$	292.6
Core non-interest income		23.0		24.6		22.8		24.2		94.7		104.5
Core revenue	$	92.4	$	94.0	$	92.9	$	95.3	$	374.7	$	397.1
Divided into: Core non-interest expense		55.2		55.1		54.1		56.8		221.2		233.4
Core efficiency ratio		59.73%		58.54%		58.25%		59.61%		59.03%		58.78%

NATIONAL PENN

Reconciliation of Non-GAAP Measures

NPBC Peer Data - 2009 Proxy Statement*
Peer	Ticker	Assets as of 12/31/11 (billions)
BancorpSouth, Inc.	BXS	$13.0
F.N.B Corporation	FNB	9.8
First Midwest Bancorp, Inc.	FMBI	8.0
First Niagara Financial Group, Inc.	FNFG	32.8
FirstMerit Corporation	FMER	14.4
Fulton Financial Corporation	FULT	16.4
MB Financial, Inc.	MBFI	9.8
Old National Bancorp	ONB	8.6
Susquehanna Bancshares, Inc.	SUSQ	15.0
Trustmark Corporation	TRMK	9.7
Valley National Bancorp	VLY	14.2
Wintrust Financial Corporation	WTFC	15.9
*Note: Wilmington Trust (WL) excluded from peer data beginning with data for 1Q 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN